SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 12, 2003

Date of Report (Date of earliest event reported)

PEDIATRIC SERVICES OF AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23946	58-1873345
(State of incorporation)	(Commission File Number)	(IRS Employer Identification NO.)

310 Technology Parkway, Norcross, Georgia 30092-2929

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number including area code: (770) 441-1580

Page 1 of 7, including Exhibits.

Item	7. Exhibits

Exhibit 99.1      Earnings Release for the Second Quarter of Fiscal Year 2003, filed herewith.

Item	9. Regulation FD Disclosure (Furnished pursuant to Item 12 “Results of Operations and Financial Condition”)

On May 12, 2003, Pediatric Services of America, Inc. announced its financial results for the fiscal quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEDIATRIC SERVICES OF AMERICA, INC.

By:	/s/ JAMES M. MCNEILL
James M. McNeill,
Senior Vice President, Chief Financial
Officer, Secretary and Treasurer

Dated: May 12, 2003